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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                           --------------------------

                                  JUNE 1, 1999
                        (Date of earliest event reported)


                             STARNET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    33-13627                          75-2168244
(State or other jurisdiction of   (Commission file number )   (I.R.S. employer identification no.)
incorporation or organization)


                          17000 PRESTON ROAD, SUITE 350
                              DALLAS, TEXAS 75248
                    (Address of principal executive offices)


                                  972-239-2939
                         (Registrant's telephone number,
                              including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In connection with the acquisition reported on Form 8-K on June 8, 1999, Jackson & Rhodes PC resigned as the Company's certifying accountant. During its tenure as certifying accountant for the Company, Jackson & Rhodes's report on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Jackson & Rhodes PC was not the result of any disagreements on any matter involving accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Board of Directors approved the engagement of Farmer, Fuqua, Hunt & Munselle, P.C. as the Company's new principal accountant as of June 1, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  16.1 --- Letter from Jackson & Rhodes PC, dated as of June 7,
                           1999, concerning its resignation as the registrant's certifying accountant, incorporated by reference to Registrant's Form 8-K, filed June 8, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STARNET FINANCIAL, INC.


Dated: October 26, 1999                    By: /s/ Daniel L. Jackson
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                                               Daniel L. Jackson, President